AMMO INCORPORATED

AMMO, Inc. to Separate into Two Independent Companies to Maximize Long-Term Shareholder Value

AUGUST 15, 2022

SAFE HARBOR STATEMENT

This document contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports filed on Form 8-K.

In our filings with the Securities and Exchange Commission, references to “AMMO, Inc.”, “AMMO”, “the Company”, “we,” “us,” “our” and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

TRANSACTION OVERVIEW

1. In order to maximize long-term shareholder value, AMMO has announced a plan to separate its Manufacturing Business and Marketplace Business into two independent publicly traded companies ("Action Outdoor Sports, Inc." & "Outdoor Online, Inc."), each expected to be traded on NASDAQ.

2. AMMO will change its name to Outdoor Online and operate under a new ticker symbol. AMMO anticipates the transaction will be in the form of a dividend distribution to its shareholders of 100% of the stock of AOS, which will become a new, independent publicly traded company. The distribution is intended to be tax-free to both companies and their shareholders for U.S. federal income tax purposes.

3. Prioritize and Refine Capital Allocation: With separated business models and short- and long-term goals, each company will be better positioned to refine and focus capital allocation strategies moving forward.

4. Expanded Strategic Opportunities: With a renewed focus, Action Outdoor Sports ("AOS") will build upon AMMO's well-established track record as an attractive acquirer through enhanced M&A work in the outdoor recreation marketplace, allowing it to secure best-in-class partnerships with other manufacturers. Similarly, Outdoor Online will be best positioned to focus on continuing the work designed to leverage its leading marketplace, while focusing on potential accretive M&A opportunities specific to its space and market.

5. Reinforce and Amplify the Ability to Attract and Retain Top Market Talent: Each company's short- and long-term objectives will be enhanced by a renewed ability to attract and retain the top industry talent best situated for each business operation's separate operational and financial objectives.

6. Enhanced Strategic Focus with Supporting Resources: Financial and human capital resources will be deployed in a focused manner to best support the specific operational needs and growth drivers of each separate company.

ammo INCORPORATED

SEPARATE INDUSTRY LEADERS

	ACTION OUTDOOR SPORTS	OUTDOOR ONLINE
BRANDS	ammo Incorporated Signature; Streak Visual Ammunition; Blackline Premium Defense Ammunition; /stelTH/ Subsonic Ammunition; Distance Super Match Ammunition; Blueline Bonded Law Enforcement Ammunition; ammo Incorporated Brass; Hunt Ammunition	GunBroker.com; Gun Genius www.gungenius.com; FFL Unleashed www.fflunleashed.com; GunBroker.com Forums forums.gunbroker.com
INVESTMENT	High-growth ammunition business, generating attractive cash flow	GunBroker.com is the largest online marketplace dedicated to firearms, hunting, shooting and related outdoor products
CAPITAL ALLOCATION	Attractive dividend payout ratio and opportunistic share repurchases and acquisitions	Majority of capital directed to organic growth and acquisitions to increase premier outdoor sports Marketplace
SALES - FY2022	$173 Million	$68 Million
LEADERSHIP	Will be led by Fred Wagenhals as Chairman	Will be led by Fred Wagenhals as Chairman / CEO

WHY SHOULD I CARE?

Global Reasoning

- AMMO shareholders retain ownership in Outdoor Online f/k/a AMMO, Inc. while obtaining ownership in Action Outdoor Sports at no additional cost
  - Equity ownership in separately listed public companies
- Ability to direct focused attention to related but separate and distinct business operations

Action Outdoor Sports

- In 6 short years, AOS grew the manufacturing operations to a top 10 US ammunition manufacturer
- In early August 2022, the Company opened its new state-of-the-art 185,000 sqft Plant in Wisconsin, designed to incrementally double production capacity to approx. 1 billion rounds over the course of the year.
- Developed military and international business which the company is now positioned to expand upon with increased production capacity
- Enhanced ability to focus on accretive industry acquisitions post spin-off as stand-alone business

Outdoor Online

- World's largest online outdoor and shooting sports Marketplace and auction site
- Asset light, IT-centric business platform generating substantial high-margin cash flow, with enormous growth foundation given excess of 7 million registered Marketplace users
- Opportunities abound to continue to leverage the Marketplace through expanded direct to consumer sales offerings regarding guns, ammunition, knives, shooting sports, camping and other outdoor sports supplies
- Marketplace available direct e-commerce transaction processing positioned to come on-line in shortly
- Buy now/pay later financing tools prepared to launch shortly to support customer base and facilitate real time purchases
- Enhanced site (Marketplace) "look and feel" improvements, including customer service
- Enhanced ability to focus on accretive industry acquisitions post-spin off as stand-alone business

AMMO's TRANSFORMATIONAL NEXT STEP FOR SHAREHOLDER VALUE

Historical Performance

- Grew Sales and Adj. EBITDA by $34.1M and 185% CAGR From FY2018 to FY2022 (1)
- Completed 3 Acquisitions Since 2016, Including Closing on the $240 Million Acquisition of GunBroker.com
- Uplisted to NASDAQ
- Opened 185K sq. ft. state-of-the-art Manufacturing Plant
- Continued Strategic Investment in Capital Assets

Path Forward

- **Two Distinct Entities:**
  - Supports Tailored Allocation of Capital to Serve Different Focused Customer Bases
  - Refine Costs Controls to Best Manage Expenses and Increase Margin
  - Creates Nimble Operations Able to Quickly Address Market Changes and Opportunities
- **Comprehensive Review by Board:**
  - Extensively Analyzed by Management, the Board and Outside Advisors
  - Unanimously Approved by Board

(1) See Supplemental Materials for a reconciliation of Adj. EBITDA

TRANSACTION DETAILS

1. AMMO anticipates the transaction will be in the form of a dividend distribution to its shareholders of 100% of the stock of AOS, which will become a new, independent publicly traded company

2. The distribution is intended to be tax-free to both companies and their shareholders for U.S. federal income tax purposes

3. Concurrently, AMMO will change its name to Outdoor Online and will operate under a new ticker symbol

4. As of this date, AMMO reasonably anticipates the transaction will be completed in the 2023 calendar year, subject to final approval by the Company's Board of Directors, a Form 10 registration statement being declared effective by the U.S. Securities and Exchange Commission, regulatory approvals and satisfaction of other standard and necessary terms and conditions

5. There can be no assurance the transaction will be consummated or as concerns the ultimate timing of the proposed transaction

SUPPORTING MATERIALS

FY2023 GUIDANCE

FY2023 Guidance	Action Outdoor Sports, Inc. (Manufacturing)	Outdoor Online, Inc. (Marketplace)
Revenues	$230 million - $240 million	$70 million
EBITDA	$35 million - $38 million	$47 million
Adjusted EBITDA	$57 million - $60 million	$51 million

ammo INCORPORATED

NON-GAAP FINANCIAL SUMMARY (2022)

*See Reconciliation of GAAP to Non-GAAP

	AOS Manufacturing	Outdoor Online Marketplace	Corporate	Total
Net Sales	$ 172,708,804	$ 67,560,362	$ -	$ 240,269,166
EBITDA	20,335,462	48,020,186	(13,845,353)	54,510,295
Non-GAAP Adjustments				
Excise Taxes	14,646,983	-	-	14,646,983
Employee stock awards (1)	-	-	5,759,000	5,759,000
Stock grants (1)	-	-	252,488	252,488
Stock for services	-	-	4,200	4,200
Warrants issued for services	-	-	718,045	718,045
Other income, net	(21,840)	-	-	(21,840)
Contingent consideration fair value (2)	-	-	(385,750)	(385,750)
Adjusted EBITDA	$ 34,960,605	48,020,186	$ (7,497,370)	$ 75,483,421
Adjusted EBITDA Margin	20%	71%		31%

(1) We have included Employee stock awards and Stock grants in Corporate expenses.
(2) Represents the change in Contingent Consideration Fair Value related to our acquisition of SW Kenetics, Inc. for the year ended March 31, 2022.

GAAP TO NON-GAAP RECONCILIATION

	For the Year Ended	
	31-Mar-22	31-Mar-21
Reconciliation of GAAP net income to Adjusted EBITDA		
Net Income (Loss)	$ 33,247,436	$ (7,812,294)
Provision for income taxes	3,285,969	-
Depreciation and amortization	17,339,093	4,876,756
Loss on purchase	-	1,000,000
Excise Taxes	14,646,983	4,286,258
Interest expense, net	637,797	3,009,094
Employee stock awards	5,759,000	1,450,359
Stock grants	252,488	278,585
Stock for services	4,200	1,707,500
Warrants issued for services	718,045	-
Other income, net	(21,840)	(576,785)
Contingent consideration fair value	(385,750)	(119,731)
Adjusted EBITDA	$ 75,483,421	$ 8,099,742